                                                                  EXHIBIT 10.22



                        SAVANNAH INTERNATIONAL AIRPORT

                                  AIR SOUTH

                            TICKET COUNTER AND ATO


                                 [FLOOR PLAN]
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                        SAVANNAH INTERNATIONAL AIRPORT

                                  AIR SOUTH

                                  HOLD ROOM



                                 [FLOOR PLAN]

                        SAVANNAH INTERNATIONAL AIRPORT

                                  AIR SOUTH

                          BAG MAKEUP ROOM (ASBUILT)

                                 [FLOOR PLAN]

EXHIBIT B

Savannah Airport Commission
Savannah International Airport
Airline Operating Agreement

RESPONSIBLITY OF COMMISSION AND AIRLINE FOR MAINTENANCE AND OPERATION OF AIRPORT (Page 1 of 2)
================================================================================

                                                                                                                         AIRLINE
                                                                                                                       PREFERENTIAL
                                            EXCLUSIVE AIRLINE USE                            JOINT AIRLINE USE             USE
                       ----------------------------------------------------------------  -------------------------  ----------------
                                  Upper Level
                       Ticket        and         V.I.P.   Bag    Operations  Unenclosed            Baggage   Tug    Aircraft   Hold
                       Counters  Ticket Offices  Rooms   Makeup     Areas       Areas    Security   Claim   Drives   Apron    Rooms
                       --------  --------------  ------  ------  ----------  ----------  --------  -------  ------  --------  -----
1. Air Conditioning
    a. Maintenance        C           C            C      N/A        C          N/A         C         C      N/A      N/A       C
    b. Operation          C           C            C      N/A        C          N/A         C         C      N/A      N/A       C
    c. Chilled Air        C           C            C      N/A        C          N/A         C         C      N/A      N/A       C
        Distribution

2. Heating
    a. Maintenance        C           C            C      N/A        C          N/A         C         C      N/A      N/A       C
    b. Operation          C           C            C      N/A        C          N/A         C         C      N/A      N/A       C
    c. Warm Air           C           C            C      N/A        C          N/A         C         C      N/A      N/A       C
        Distribution

3. Lighting
    a. Bulb and Tube      C           A            A       A         A           A          C         C       C        C        C
        Replacement 1/
    b. Maintenance 1/     C           A            A       A         A           A          C         C       C        C        C

4. Electrical
   Maintenance 2/         C           C            C       C         C           C          C         C       C        C        C

5. Water
    a. Distribution      N/A          C            C      N/A        C          N/A         C         C       C        C       N/A
    b. Fixtures          N/A          C            C      N/A        C          N/A         C         C       C        C       N/A

---------------------
A - Airline
B - Commission

1/  Airline shall be responsible for any light fixtures installed by Airline.

2/ Airline shall be responsible for any electrical fixtures or services installed by Airline.

NOTE: All areas not part of Airline's Airline Premises shall be Commission's responsibility; provided, however, Commission shall not be responsible for any systems or services installed by Airline, or systems and services installed by Commission, but modified by Airline, unless otherwise agreed to by the parties hereto.

EXHIBIT B

Savannah Airport Commission
Savannah International Airport
Airline Operating Agreement



RESPONSIBILITY OF COMMISSION AND AIRLINE FOR MAINTENANCE AND OPERATION OF AIRPORT
=======================================================================================================

                                                           EXCLUSIVE AIRLINE USE
                                       ----------------------------------------------------------------
                                                   Upper Level
                                        Ticket         and        V.I.P.    Bag   Operations Unenclosed
                                       Counters  Ticket Offices   Rooms    Makeup    Areas     Areas
                                       --------  ---------------  -----    ------    -----     -----
6. Sewage
   a. Distribution                       N/A            C           C       N/A        C        N/A
   b. Fixtures                           N/A            A           A       N/A        A        N/A

7. Maintenance
   a. Other than Structure                A             A           A        A         A         A
   b. Structure                           C             C           C        C         C         C
   c. Exterior                           N/A           N/A          C        C         C         C

8. Custodial Service                      A             A           A        A         A         A

9. Window Cleaning
   a. Exterior                           N/A            C           C       N/A        C        N/A
   b. Interior                           N/A            A           A       N/A        A        N/A

                                                                         AIRLINE
                                                                       PREFERENTIAL
                                            JOINT AIRLINE USE              USE
                                       ---------------------------   ----------------
                                                  Baggage    Tug     Aircraft   Hold
                                       Security    Claim    Drives    Aprons    Rooms
                                       --------    -----    ------    ------    -----

6. Sewage
   a. Distribution                         C         C        C         C        N/A
   b. Fixtures                             C         C        C         C        N/A

7. Maintenance
   a. Other than Structure                 C         C        C        N/A        C
   b. Structure                            C         C        C         C         C
   c. Exterior                             C         C        C        N/A        C

8. Custodial Service                       C         C        C         A         A

9. Window Cleaning
   a. Exterior                             C         C        C        N/A        C
   b. Interior                             C         C        C        N/A        A



--------------

A - Airline
C - Commission

1/ Airline shall be responsible for any light fixtures installed by Airline.

2/ Airline shall be responsible for any electrical fixtures or services installed by Airline

NOTE: All areas not part of Airline's Airline Premises shall be Commission's responsibility; provided, however, Commission shall not be responsible for any systems or services installed by Airline, or systems and services installed by Commission, but modified by Airline, unless otherwise agreed to by the parties hereto.